Exhibit 21.1
SUBSIDIARIES OF BLUE OWL CAPITAL INC.

Name of Subsidiary	Country (State)
Ascentium Group GP Limited	Cayman Islands
Ascentium Group LP	Cayman Islands
Blue Owl Capital Canada Holdings I LLC	United States (Delaware)
Blue Owl Capital Canada Holdings II LLC	United States (Delaware)
Blue Owl Capital Canada ULC	Canada (British Columbia)
Blue Owl Capital Carry LP	United States (Delaware)
Blue Owl Capital GP Holdings LLC	United States (Delaware)
Blue Owl Capital GP LLC	United States (Delaware)
Blue Owl Capital HK Limited	Hong Kong
Blue Owl Capital Holdings LLC	United States (Delaware)
Blue Owl Capital Holdings LP	United States (Delaware)
Blue Owl Capital Pte. Ltd.	Singapore
Blue Owl Capital Technology Holdings Holdco, LLC	United States (Delaware)
Blue Owl Capital UK Limited (UK)	United Kingdom
Blue Owl Finance LLC	United States (Delaware)
Blue Owl Oak Trust Carry LLC	United States (Delaware)
Blue Owl Strategic Equity Advisors LLC	United States (Delaware)
Blue Owl Strategic Equity Fund Holdings LLC	United States (Delaware)
Blue Owl Strategic Equity GP, LLC	United States (Delaware)
Blue Owl Securities LLC	United States (Delaware)
Dyal Advisors LLC	United States (Delaware)
Dyal Associates III LP	United States (Delaware)
Dyal Associates IV LP	United States (Delaware)
Dyal Associates V LP	United States (Delaware)
Dyal Capital Holdings LLC	United States (Delaware)
Dyal Capital Partners I GP LLC	United States (Delaware)
Dyal Capital Partners II GP LLC	United States (Delaware)
Dyal Finance Associates (US) LP	United States (Delaware)
Dyal GP Holdings LLC	United States (Delaware)
Dyal HomeCourt Associates LLC	United States (Delaware)
Dyal IV Advisors LLC	United States (Delaware)
Dyal LP Holdings LLC	United States (Delaware)
Dyal Strategic Capital Associates LLC	United States (Delaware)
Dyal UK Limited	United Kingdom
Oak Street Emerging Manager U1 GP, LLC	United States (Delaware)
Oak Street Emerging Manager U1A GP, LLC	United States (Delaware)
Oak Street Emerging Manager U2 GP, LLC	United States (Delaware)
Oak Street-ERS PREEM GP, LLC	United States (Delaware)
Oak Street-ERS PREEM II GP, LLC	United States (Delaware)
Oak Street-ERS PREEM III, LLC	United States (Delaware)

Name of Subsidiary	Country (State)
Oak Street GP Holdings, LLC	United States (Delaware)
Oak Street Investment Grade Net Lease Fund GP, LLC	United States (Delaware)
Oak Street Maritime Opportunity Fund GP, LLC	United States (Delaware)
Oak Street NL Opportunity Credit GP, LLC	United States (Delaware)
Oak Street NL Opportunity Credit Manager LLC	United States (Delaware)
Oak Street Real Estate Capital Fund III GP, LLC	United States (Delaware)
Oak Street Real Estate Capital Fund IV GP, LLC	United States (Delaware)
Oak Street Real Estate Capital Fund V GP, LLC	United States (Delaware)
Oak Street Real Estate Capital GP VI, LLC	United States (Delaware)
Oak Street Real Estate Capital Net Lease Property Fund GP, LLC	United States (Delaware)
Oak Street Real Estate Capital, LLC	United States (Delaware)
Oak Street Real Estate Seeding Fund Associates, LLC	United States (Delaware)
Oak Street SASC III GP, LLC	United States (Delaware)
Oak Street SASC, LLC	United States (Delaware)
Oak Street Seeding and Strategic Capital Holdings, LP	United States (Delaware)
Oak Street Seeding and Strategic Capital, LLC	United States (Delaware)
OR Diversified Lending (CP) GP, LLC	United States (Delaware)
OR Opportunistic DL (C) GP, LLC	United States (Delaware)
OR Opportunistic I (H) GP LLC	United States (Delaware)
ORCA I LLC	United States (Delaware)
OSREC Holdings LP	United States (Delaware)
Owl Rock Access Fund GP, LLC	United States (Delaware)
Owl Rock Capital Advisors LLC	United States (Delaware)
Owl Rock Capital Diversified Holdings LLC	United States (Delaware)
Owl Rock Capital GP Holdings LP	United States (Delaware)
Owl Rock Capital Group LLC	United States (Delaware)
Owl Rock Capital Private Fund Advisors LLC	United States (Delaware)
Owl Rock Capital Technology Holdings LLC	United States (Delaware)
Owl Rock Capital Technology Holdings II LLC	United States (Delaware)
Owl Rock Diversified Advisors LLC	United States (Delaware)
Owl Rock Diversified Lending 2020 GP, LLC	United States (Delaware)
Owl Rock Europe (M) Holdings Limited	Malta
Owl Rock First Lien GP, LLC	United States (Delaware)
Owl Rock First Lien GP II, LLC	United States (Delaware)
Owl Rock Opportunistic GP LLC	United States (Delaware)
Owl Rock Opportunistic II GP, LLC	United States (Delaware)
Owl Rock Technology Advisors LLC	United States (Delaware)
Owl Rock Technology Advisors II LLC	United States (Delaware)
Owl Rock UK LLC	United States (Delaware)
Santa Clara SCF GP, Ltd	United States (Delaware)
Wellfleet Credit Partners, LLC	United States (Delaware)
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